Exhibit 10.4(b)


                             WILLIAMS CONTROLS, INC.
                             1993 STOCK OPTION PLAN




         I. Purposes of and Benefits Under the Plan. This 1993 Stock Option Plan
            ----------------------------------------
(the "Plan") is intended to encourage stock ownership by employees, officers and directors (whether or not they are employees) of and consultants to WILLIAMS CONTROLS, INC., its divisions, Subsidiary corporations and Parent corporations (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, to (i) induce qualified persons to become employees, officers or directors of or consultants to the Corporation; (ii) reward employees, directors, and consultants for past services to the Corporation and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the business of the Corporation.

         It is  intended  that  options  granted by the  Committee  pursuant  to
Section 6(a) of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Code, and options granted by the Committee pursuant to Section 6(b) of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

     1. Definitions. As used in this Plan, the following words and phrases shall
        -----------
have the meanings indicated:

          (a) "Board" means the Board of Directors of the Corporation.

          (b) "Code" means Internal Revenue Code of 1986, as amended from time to time.

          (c) "Committee" means the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

          (d) "Common Stock" mean the Corporation's $.01 par value common stock.

          (e) "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) or any successor provision of the Code. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) or any successor provision of the Code.

          (f) "Exchange Act" means Securities Exchange Act of 1934, as amended from time to time.

          (g) "Fair Market Value" per share as of a particular date means the last sale price of the Corporation's Common Stock as reported on a national securities exchange or on the NASDAQ National Market System or, if the quotation for the last sale reported is not available for the Corporation's Common Stock, the average of the closing bid and asked prices of the Corporation's Common Stock as reported by NASDAQ or on the electronic bulletin board or, if none, the National Quotation Bureau, Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.

          (h) "Option" means either an Incentive Stock Option or a Non-qualified Stock Option, or either or both of them.

          (i) "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 7(c) hereunder.

          (j) "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

          (k) "Plan" means this 1993 Stock Option Plan.

          (l) "Recipient" means any person granted an Option hereunder.

          (m) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (n)  "Subsidiary"   means  any  corporation  which  is  a  "subsidiary
     corporation" as defined in Section 424(f) of the Code, with respect to the Corporation.

         2.    Administration.
               --------------

          (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options; to determine which Options shall be Incentive Stock Options and which shall be Non-qualified Stock Options; to determine the vesting schedules and other restrictions, if any, relating to Options; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          (b) Options granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (c) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor regulation under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Any Option granted hereunder which would subject or subjects the Recipient to liability under
     Section 16(b) of the Exchange Act is void ab initio as if it had never been granted.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         3.       Eligibility.
                  -----------

          (a) Subject to certain limitations hereinafter set forth, Options may be granted to employees, officers and directors (whether or not they are employees) of and consultants to the Corporation. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

          (b) A Recipient shall be eligible to receive more than one grant of an Option during the term of the Plan, on the terms and subject to the restrictions herein set forth.

         4.       Stock Reserved.
                  --------------

          (a) The stock subject to Options hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan (the "Available Shares") initially shall not exceed 3,000,000 shares; provided, however, that the number of Available Shares automatically shall be adjusted annually on January 1 to a number equal to 4.3% of the number of shares of Common Stock of the Corporation outstanding on December 31 of the immediately preceding year. Notwithstanding the foregoing, no more than 3,000,000 shares of Common Stock shall be available for the grant of Incentive Stock Options under the Plan. The number of Available Shares shall be subject to adjustment as provided in Section 7(i) hereof.

          (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for subsequent grants of Options under the Plan, unless the Plan shall have been terminated.

         5.       Stock Options
                  -------------

          (a) Incentive Stock Options.

               (1) Options granted pursuant to this Section 6(a) are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 7 hereof. Only employees of the Corporation (as the term "employees" is defined for the purposes of the Internal Revenue Code) shall be entitled to receive Incentive Stock Options.

               (2) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent corporation or Subsidiary corporation are exercisable for the first time by an Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Code, as amended from time to time. On the date this Plan was adopted, the maximum dollar amount as to which Incentive Stock Options could first become exercisable in any calendar year was $100,000.

               (3) Incentive  Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited they shall be void, except as otherwise provided in Section 14 hereof.

          (b)  Non-qualified  Stock Options.  Options  granted  pursuant to this
     Section 6(b) are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in
     Section 7 hereof.

         6. Terms and Conditions of Options. Each Option granted pursuant to the
            -------------------------------
Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be in substantially the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

          (b) Type of Option. Each Option agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

          (c) Option Price. Each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

               (1) The Option Price of any Incentive Stock Option shall be not less than 100% of the Fair Market Value per share on the date of grant of the Option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall have an Option Price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

               (2) Any Non-qualified Stock Option granted under the Plan shall be at a price no less than 80% of the Fair Market Value per share on the date of grant thereof.

               (3) The Option Price shall be subject to adjustment as provided in Section 7(i) hereof.

          (d) Term of Option. Each Option agreement shall state the period during and times at which the Option shall be exercisable; provided, however:

               (1) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution; provided, however, the Recipient shall have no rights under the grant until the Recipient has executed an Option agreement with respect to such Option.

               (2) Except as further restricted in paragraph 7(d)(3), the exercise period shall not exceed ten years from the date of grant of the Option.

               (3) Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five years.

               (4) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be extended to increase the term of the Option beyond ten years from the date of the grant.

               (5) The exercise period shall be subject to earlier termination as provided in Sections 7(f) and 7(g) hereof and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

          (e) Method of Exercise and Medium and Time of Payment.

               (1) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.

               (2) Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by any applicable securities laws.

               (3) The Option Price shall be paid in cash, in shares of Common Stock having a Fair Market Value equal to such Option Price or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part (A) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of an Option and each Recipient; provided, however, that each such method and time for payment and each such borrowing and the terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

               (4) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

               (5) Applicable withholding taxes shall be paid in the manner specified by Section 8 hereof.

          (f) Termination. Except as provided herein, an Option may not be exercised unless the Recipient then is an employee, officer or director of or consultant to the Corporation or a Subsidiary of or Parent to the Corporation, and unless the Recipient has remained continuously as an employee, officer or director of or consultant to the Corporation since the date of grant of the Option.

               (1) If the Recipient ceases to be an employee, officer or director of, or consultant to, the Corporation or a Subsidiary or Parent to the Corporation (other than by reason of death, Disability or retirement), other than for cause, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months after the date the Recipient ceased to be an employee, officer or director of, or consultant to, the Corporation.

               (2) Nothing in the Plan or in any Option granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

          (g) Death, Disability or Retirement of Recipient. If a Recipient shall die while an employee, officer or director of or a consultant to the Corporation, or if the Recipient's employment, officer or director status or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

          (h) Transferability Restriction. (1) Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the Recipient, only by the Recipient and thereafter only by his legal representative.

               (2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

               (3)(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or the National Association of Securities Dealers, or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common
          Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

          (i) Effect of Certain Changes.

          (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

          (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

          (3) Paragraph (2) of this Section 7(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

          (4) Notwithstanding paragraph (2) of this Section 7(i), in the event of any merger or consolidation in which the Corporation is not the surviving corporation or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than _____% of the then outstanding voting securities of the Corporation, all Options granted under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding
     Options granted thereunder, including provisions providing for staggered vesting of options, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. To the extent that Section 422(d) of the Code would not permit the provisions of the foregoing sentence to apply to any outstanding Incentive Stock Options, such Incentive Stock Options shall immediately upon the occurrence of the event described in the foregoing sentence, be treated for all purposes of the Plan as Non-qualified Stock Options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option specified in Section 7(d).

          (5) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

          (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of
     Section 422 of the Code, except as otherwise provided in Section 7(i)(4) hereof.

          (7) Except as expressly provided in this Section 7(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

          (j) Rights as Shareholder - Non-Distributive Intent.

               (1) Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares of Common Stock subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

               (2) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act. A form of subscription agreement is attached hereto as Exhibit B.

               (3) No shares  shall be  issued  upon the  exercise  of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

               (4) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(i) hereof.

          (k) Other Provisions. Option agreements evidencing Options granted under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

         7. Agreement by Recipient  Regarding  Withholding Taxes. Each Recipient
            ----------------------------------------------------
agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

         8. Term of Plan. Options may be granted under this Plan from time to
            ------------
time within a period of ten years from the date the Plan is adopted by the Board.

         9. Amendment and Termination of the Plan. The Committee at any time and
            -------------------------------------
from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section 7 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

         10.  Assumption.  Subject to Section 7, the terms and conditions of any
              ----------
outstanding Options granted under this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may but shall not be obligated to assume this Plan.

         11. Termination of Right of Action. Every right of action arising out
              ------------------------------
of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen or such shorter period as may be provided by law.

         12. Tax Litigation.  The Corporation  shall have the right, but not the
             --------------
obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Committee believes to be important to holders of Options granted under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

         13. Adoption.
             --------


               (a) This Plan was originally approved by the Board of Directors of the Corporation on September 20, 1993 and subsequently amended to increase the number of shares available for grant.

               (b) This Plan was originally approved by the shareholders of the Corporation on March 15, 1994.


                             WILLIAMS CONTROLS, INC.

                                                     By /s/ Thomas W. Itin
                                                       -------------------------
                                                       Thomas W. Itin, President